SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 15, 2004

WEBB INTERACTIVE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

0-28462	84-1293864
(Commission File Number)	(IRS Employer Identification No.)

1899 Wynkoop, Suite 600, Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 308-3180

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2004, Webb Interactive Services, Inc. issued a news release containing its financial results for the period ended September 30, 2004. The news release is attached as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

99.1	Webb Interactive Services, Inc.’s news release dated November 15, 2004 containing its financial results for the period ended September 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2004	WEBB INTERACTIVE SERVICES, INC.

	By:	/s/ Lindley S. Branson
Lindley S. Branson
	Its:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Webb Interactive Services, Inc.’s news release dated November 15, 2004 containing its financial results for the period ended September 30, 2004.

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